SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                    Date of Report
                    (Date of earliest
                    event reported):    February 5, 2001


                              Bandag, Incorporated
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Iowa                     001-07007                     42-0802143
--------------------       ---------------------          --------------------
  (State or other             (Commission File               (IRS Employer
  jurisdiction of                 Number)                  Identification No.)
   incorporation)



                  2905 North Highway 61, Muscatine, Iowa 52761
            ---------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (319) 262-1400
                          -----------------------------
                         (Registrant's telephone number)



                               Page 1 of 3 pages

Item 5. Other Events.

(a) Registrant is filing (i) unaudited condensed consolidated statements of earnings for the three and twelve month periods ended December 31, 2000 and 1999, respectively, (ii) unaudited condensed consolidated statements of cash flows for the twelve months ended December 31, 2000 and 1999, respectively, and (iii) unaudited condensed consolidated balance sheets for the years ended December 31, 2000 and 1999, respectively. The financial statements filed as an exhibit to this report are unaudited, contain no notes and are subject to such changes as may be incorporated into the audited financial statements of Registrant to be filed as part of Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  None.

(b)  None.

(c)  See Exhibit Index on page 3.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: February 5, 2001


                                      BANDAG, INCORPORATED


                                      By: /s/ Warren W. Heidbreder
                                          ------------------------------------
                                          Warren W. Heidbreder, Vice President,
                                          Chief Financial Officer



                               Page 2 of 3 pages

                                  EXHIBIT INDEX



Exhibit Number                Exhibit Description
--------------                -------------------

99.1 Unaudited condensed consolidated statements of earnings for the three and twelve months periods ended December 31, 2000 and 1999, respectively; unaudited condensed consolidated statements of cash flows for the twelve months periods ended December 31, 2000 and 1999, respectively; and unaudited condensed consolidated balance sheets for the years ended December 31, 2000 and 1999, respectively; .



                               Page 3 of 3 pages